THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

March 15, 2000 (as amended and restated             Warrant to Purchase Shares
on November 18, 2000)                                          of Common Stock

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                              PURCHASEPRO.COM, INC.

      In consideration of the sum of ten dollars ($10.00) previously paid to PurchasePro.com, Inc., a Nevada corporation (the "Company"), the receipt and sufficiency of which are hereby acknowledged, this certifies that, for value received, America Online, Inc. ("AOL") or its registered assigns ("Holder") is entitled, subject to the terms and conditions set forth below, including, but not limited to the vesting and exercise provisions of Section 1, to purchase from the Company, in whole or in part that number of fully paid and nonassessable shares of the common stock, par value $0.01 per share (the "Common Stock"), of the Company (the "Warrant Shares") as set forth in Section 2 below and at a purchase price per share (the "Exercise Price") as set forth in Section 2 below.

      This Warrant is issued in connection with that certain Interactive Marketing Agreement dated as of March 15, 2000 between the Company and the initial Holder (the "Interactive Marketing Agreement"), and amends and restates in its entirety that certain Warrant issued by the Company to AOL on March 15, 2000 (the "Initial Warrant"). Accordingly, the Initial Warrant is void, and of no further force and effect, and simultaneous with the issuance of this Warrant, AOL shall surrender and deliver the Initial Warrant to the Company. All terms with initial capital letters used in this Warrant that are not defined in this Warrant but are defined in the Interactive Marketing Agreement shall have the same meaning when used in this Warrant, unless the context otherwise clearly requires. The term "Warrant" as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

1.     WARRANT TERM, VESTING AND EXERCISE.

      (a) Subject to the terms and conditions set forth in this Warrant (including the vesting requirements set forth in subsection 1(b)), this Warrant shall be exercisable during the period commencing on March 15, 2000 and ending at 5:00 p.m., Pacific standard time, on March 15, 2003 (the "Exercise Period"), in accordance with the provisions of this Section 1, and upon the expiration of the Exercise Period this Warrant thereafter shall be void.

      (b) This Warrant shall become vested during the Exercise Period in accordance with the provisions of this Section 1(b). The Company shall determine all amounts under this Section 1(b) reasonably and in good faith.

      (i) This Warrant shall vest immediately on March 15, 2000 as to one million (1,000,000) Warrant Shares (which number gives effect to the Company's 2-1 stock split on October 12, 2000).

      (ii) This Warrant shall vest as to three million (3,000,000) Warrant Shares (which number gives effect to the Company's 2-1 stock split on October 12, 2000) as follows:

            (A) For each one dollar ($1.00) of Recognizable Revenue (as defined below) received by the Company during any calendar quarter , a number of Warrant Shares shall vest which have a value of three dollars ($3.00), as determined in accordance with the formula set forth below in this subsection 1(b)(ii)(A); provided, however, that no more than $30,000,000 worth of Warrant Shares shall vest under this subsection 1(b)(ii)(A) in the quarter ended December 31, 2000, no more than $45,000,000 worth of Warrant Shares shall vest under this subsection 1(b)(ii)(A) in the quarter ended March 31, 2001, and no more than $60,000,000 worth of Warrant Shares shall vest under this subsection 1(b)(ii)(A) in the quarter ended June 30, 2001 (for purposes of the foregoing proviso, the "worth" of a Warrant Share shall be equal to the average closing price of the Company's Common Stock on The Nasdaq National Market (or other nationally recognized market on which the Company's Common Stock trades) on all of the trading days during the first 15 calendar days of the calendar quarter immediately subsequent to the calendar quarter for which the calculation is being made (or, if the Company's Common Stock is not traded on a nationally recognized market, the fair market value of the Common Stock as determined by an independent third party appraiser acceptable to both the Company and
      AOL), less $0.01). For purposes of this Section 1(b)(ii)(A), the term "Recognizable Revenue" shall mean (i) any revenue received by the Company from third parties referred to the Company by AOL from sales of marketplace licenses or related services by the Company to such third parties, which referrals shall be (A) as evidenced by lead forms submitted by AOL to the Company or (B) otherwise deemed a referral under Section
      2.1.2 of the Interactive Marketing Agreement , and (ii) revenue received by the Company from third parties purchasing advertising sponsorship or other similar types of inventory under that certain Advertising Services Agreement, dated December 12, 2000; provided that such revenue received by the Company under the foregoing items (i) and (ii) shall be revenue which the

      Company determines will be recognized as revenue in accordance with generally accepted accounting principles during a particular quarter, and shall be determined by the Company in good faith on the last business day of each such calendar quarter. The calculation of the Warrant Shares that vest on satisfaction of such performance criteria shall be made on a calendar quarter basis, and shall be made on the first trading day following the fifteenth (15th) calendar day of the calendar quarter immediately subsequent to the calendar quarter for which the calculation is being made .

               Number of Warrant Shares vested = (A x 3)/B, where

      A = Recognizable Revenue received by the Company for the calendar quarter. B = the average closing price of the Company's Common Stock on The Nasdaq National Market (or other nationally recognized market on which the Company's Common Stock trades) on all of the trading days during the first 15 calendar days of the calendar quarter immediately subsequent to the calendar quarter for which the calculation is being made (or, if the Company's Common Stock is not traded on a nationally recognized market, the fair market value of the Common Stock as determined by an independent third party appraiser acceptable to both the Company and AOL), less $0.01.

            (B) In addition to the vesting described in subsection 1(b)(ii) above (and after the calculations described in subsection 1(b)(ii)(A) above have been performed for each calendar quarter), one Warrant Share shall vest for each eighty dollars ($80.00) of revenue received by the Company in connection with the Interactive Marketing Agreement, including without limitation the Transaction Revenue Run Rate, Advertising Revenue Run Rate, Third Party Transaction Revenue Run Rate and Vertical Entity Transaction Revenue Run Rate (collectively, such revenues are referred to herein as "Total Revenue Run Rate") allocable to the Company under the Interactive Marketing Agreement; provided, however, (A) no Warrant Shares shall vest under this subsection 1(b)(ii) until a minimum of twenty-five million dollars ($25,000,000) in Total Revenue Run Rate is allocable to the Company under the Interactive Marketing Agreement in the subject calendar quarter; provided, that once twenty-five million dollars ($25,000,000) in Total Revenue Run Rate is allocable to the Company in the subject calendar quarter, Warrant Shares shall vest with respect to all of the Total Revenue Run Rate without regard to the twenty-five million dollars ($25,000,000) threshold, (B) no Transaction Revenue Run Rate resulting from corporate procurement by AOL or its affiliates shall be counted in calculating Transaction Revenue Run Rate, (C) an attrition rate of one percent (1%) per month or twelve percent (12%) annually shall be assumed in calculating Transaction Revenue Run Rate, and (D) the maximum amount of Advertising Revenue Run Rate that will count in calculating the Advertising Revenue Run Rate that is allocable to the Company is an amount equal to twenty-five per cent (25%) of the aggregate amount of Transaction Revenue Run Rate and Advertising Revenue Run Rate allocable to the Company. The calculation of the Warrant Shares that vest on satisfaction of such performance criteria shall be made on a calendar quarterly basis, and shall be made on the first trading day following the fifteenth
      (15th) calendar day of the calendar quarter immediately subsequent to the calendar quarter for which the calculation is being made.

      (c) This Warrant shall first become exercisable with respect to the vested Warrant Shares after the execution by the Company and AOL of the Interactive Marketing Agreement (which the parties acknowledge occurred on March 15, 2000).

2.     NUMBER OF SHARES AND EXERCISE PRICE.

      (a) This Warrant shall be exercisable for up to four million (4,000,000) shares of common stock of the Company (which number gives effect to the Company's 2-1 stock split on October 12, 2000).

      (b) The exercise price (the "Exercise Price") for the Warrant Shares shall be as follows:

            (i) The Warrant Shares described in Section 1(b)(i) above shall be exercisable at a price per share of $63.255 (which price gives effect to the Company's 2-1 stock split on October 12, 2000).

            (ii) THE WARRANT SHARES DESCRIBED IN SECTION 1(B)(II) ABOVE SHALL BE EXERCISABLE AT A PRICE PER SHARE OF $0.01 (WHICH PRICE GIVES EFFECT TO THE COMPANY'S 2-1 STOCK SPLIT ON OCTOBER 12, 2000).

      (c) The Exercise Price shall be subject to adjustment from time to time as follows:

            (i) If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately increased, in each case in proportion to such increase in outstanding shares.

            (ii) If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately decreased, in each case, in proportion to such decrease in outstanding shares.

            (iii) In the event of any capital reorganization of the Company , any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the Common Stock), each Warrant Share shall after such reorganization, reclassification, consolidation or merger be exercisable or exchangeable into the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise or exchange of such Warrant Share would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

            (iv) All calculations under this Section 2 shall be made to the nearest one tenth (1/10) of a cent or to the nearest one tenth (1/10) of a share, as the case may be.

      (d) Whenever the Exercise Price shall be adjusted as provided in this
Section 2 the Company shall forthwith file, at the office of the Company or any transfer agent designated by the Company for the Common Stock, a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the adjusted Exercise Price. The Company shall also cause a copy of such statement to be sent by first-class certified mail, return receipt requested, postage prepaid, to each holder of a Warrant at his or its address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions set forth immediately below.

      (e) In the event the Company shall propose to take any action of the types described in Sections 2(c)(i), 2(c)(ii) and 2(c)(iii) or Section 12, the Company shall give notice to each holder of a Warrant in the manner set forth herein, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price then in effect and the number, kind or class of shares or other securities or property which shall be delivered or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

      (f) Upon each adjustment of the Exercise Price as provided in Section 2, the holder hereof shall thereafter be entitled to subscribe for and purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares equal to the product of (i) the number of Warrant Shares existing prior to such adjustment and (ii) the quotient obtained by dividing (A) the Exercise Price existing prior to such adjustment by (B) the new Exercise Price resulting from such adjustment. No fractional shares of Common Stock shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to this paragraph shall be eliminated without consideration.

3.     WARRANT EXERCISE PROCEDURE; NET EXERCISE.

      (a) This Warrant may be exercised by the Holder by the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) during the Exercise Period and: (x) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America or (y) pursuant to a net issuance election in accordance with Section 3(b) hereof. The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Exercise

Form shall be delivered to the Holder as promptly as practicable, and in any event within ten (10) days, thereafter. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of common stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares. However, the number of Warrant Shares shall be adjusted to reflect any stock dividend, stock split or other conversion of the number of shares of the Company into a different number of shares, however denominated.

      (b) In lieu of exercising this Warrant pursuant to Section 3(a), the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the Net Issue Election Notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

      X = Y (A-B)
          -------
            A

where

      X  =  the number of shares to be issued to the Holder pursuant to this
            Section 3(b).

      Y = the number of shares of Common Stock otherwise issuable under this Warrant (as adjusted to the date of such calculation).

      A = the closing stock price of one share of the Company's common stock as reported by the Nasdaq National Market the business day immediately prior to the Exercise Date (as defined below).

      B = the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 3(b).

This Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of this Section 3(b), without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the terms of this Warrant.

      (c) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above (the "Exercise Date"), and the person entitled to receive the shares of common stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within three (3) business days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

4.     NO FRACTIONAL SHARES OR SCRIP.

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this warrant. In lieu of any fractional share to which the holder would otherwise be entitled, the company shall make a cash payment equal to the exercise price multiplied by such fraction.

5.     REPLACEMENT OF WARRANT.

     On receipt of evidence reasonably satisfactory to the company of the loss, theft, destruction or mutilation of this warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the company or, in the case of mutilation, on surrender and cancellation of this warrant, the company at its expense shall execute and deliver, in lieu of this warrant, a new warrant of like tenor and amount. Any such new warrant shall constitute an original contracted obligation of the company, whether or not the allegedly lost, stolen, mutilated or destroyed warrant shall be at any time enforceable by anyone.

6.     RIGHTS OF STOCKHOLDERS.

     The holder of this warrant shall not be entitled to vote or receive dividends or be deemed the holder of common stock nor shall anything contained herein be construed to confer upon the holder, as such, any of the rights of a stockholder of the company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the warrant shall have been exercised as provided herein.

7.     TRANSFER OF WARRANT.

      (a) WARRANT REGISTER. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

      (b) WARRANT AGENT. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the common stock, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

      (c) TRANSFERABILITY AND NONNEGOTIABILITY OF WARRANT. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Notwithstanding the foregoing, no investment representation letter or opinion of counsel shall be required for any transfer of this Warrant (or any portion thereof) or any shares of common stock issued upon exercise hereof (i) in compliance with Rule 144 or Rule 144A of the Act, or (ii) by gift, will or intestate succession by the Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 7(c). In addition, if the holder of the Warrant (or any portion thereof) or any common stock issued upon exercise hereof delivers to the Company an unqualified opinion of counsel that no subsequent transfer of such Warrant or common stock shall require registration under the Act, the Company shall, upon such contemplated transfer, promptly deliver new documents/certificates for such Warrant or common stock that do not bear the legend set forth in Section 7(e)(ii) below. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

      (d) EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

      (e) COMPLIANCE WITH SECURITIES LAWS.

            (i) The initial Holder of this Warrant represents and warrants to the Company that it is an accredited investor under the Act. The initial Holder represents and warrants to the Company that it has all of the information necessary for it to evaluate an investment in the Company's securities.

            (ii) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of common stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of common stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws. Upon the exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of common stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

            (iii) This Warrant and all shares of common stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

      "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO

COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES."

            (iv) The Company agrees to remove promptly, upon the request of the holder of this Warrant and Securities issuable upon exercise of the Warrant, the legend set forth in Section 7(e)(ii) above from the documents/certificates for such securities upon full compliance with this Agreement and Rules 144 and 145.

8.     RESERVATION OF STOCK.

     The company covenants to submit to its stockholders at a meeting to be scheduled for this purpose to be held during the fiscal quarter ending june 30, 2000 an amendment to its restated articles of incorporation to increase the amount of its authorized common stock sufficient in all respects to permit the exercise in full of this warrant at all times during the exercise period and to use its best efforts to cause the adoption of such amendment and shall take all actions necessary to effect the increase of such authorized common stock. Following the amendment of its restated articles of incorporation to increase the amount of its authorized common stock, the company covenants that during the term this warrant is exercisable, the company will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of common stock upon the exercise of this warrant (including any adjustment in the number of warrant shares pursuant to section 3(a) above). The company further covenants that all shares that may be issued upon the exercise of rights represented by this warrant and payment of the exercise price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The company agrees that its issuance of this warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of common stock upon the exercise of this warrant.

9.     REGISTRATION RIGHTS; COMPANY REGISTRATION.

      (a) If the Company shall determine to register any of its securities either (A) for its own account, other than a registration relating solely to (x) employee benefit plans, or (y) a registration relating solely to a Rule 145 transaction, or (B) securities held by a person or entity other than the Company pursuant to the exercise of demand registration rights, if any, then the Company will:

            (i) promptly give to Holder written notice thereof; and

            (ii) use reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 9(b) below, and in any underwriting involved therein, all or any part of the Warrant Shares specified in a written request or requests, made by Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is delivered by the Company. Such written request may specify all or a part of Holder's Warrant Shares.

      (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Holder as a part of the written notice given pursuant to Section 9(a)(i). In such event, the right of Holder to registration pursuant to this Section 9 shall be conditioned upon Holder's participation in such underwriting and the inclusion of Holder's Warrant Shares in the underwriting to the extent provided herein. A Holder proposing to distribute its securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

      Notwithstanding any other provision of this Section 9, if the representative of the underwriters advises the Company, in good faith, in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may exclude all Warrant Shares from, or limit the number of Warrant Shares to be included in, the registration and underwriting; provided, however, that the Company may limit, to the extent so advised by the underwriters, the amount of securities (including Warrant Shares) to be included in the registration by the Company's stockholders (including the Holder), and such securities shall be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder, subject to Warrant Shares being cut-back first upon the exercise of demand registration rights, if any, exercised by company shareholders. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Warrant Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

      If shares are so withdrawn from the registration or if the number of shares of Warrant Shares to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn.

10.     REGISTRATION ON FORM S-3.

      (a) The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of Section 9, Holder shall have the right to request one or more registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Warrant Shares to be disposed of and the intended methods of disposition of such shares by Holder), provided, however, that the Company shall not be obligated to effect any such registration if (i) Holder proposes to sell Warrant Shares on Form S-3 at an aggregate price to the public of less than $500,000, or (ii) in the event the Company shall furnish the certification described in paragraph 10(d)(ii) (but subject to the limitations set forth therein), or (iii) the Company has, within the six (6) month period preceding the date of such request already effected one registration on Form S-3 for the Holders pursuant to this Section 10.

      (b) If a request complying with the requirements of Section 10(a) hereof is delivered to the Company, the provisions of Sections 9(a)(i) and (ii) and
Section 10(c) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 9(b) hereof shall apply to such registration.

      (c) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 10:

            (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

            (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

      (d) Subject to the foregoing clauses (i) and (ii), the Company shall file a registration statement covering the Warrant Shares so requested to be registered as soon as practicable after receipt of the request of Holder; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that (except as provided in clause (c) above) the Company may not defer the filing for a period of more than ninety (90) days after receipt of the request of Holder, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve (12) month period.

11.     EXPENSES OF REGISTRATION.

      (a) All "Registration Expenses" (as defined below) incurred in connection with any registration, qualification or compliance pursuant to Sections 9 and 10 hereof and reasonable fees of one counsel for Holder shall be borne by the Company. All "Selling Expenses" (as defined below) relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

      (b) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Warrant, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one special counsel for the selling stockholders, blue sky fees and expenses, accounting fees and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of additional counsel for the stockholders. Registration Expenses do not include the compensation of regular employees of the Company, which shall be paid in any event by the Company.

      (c) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Warrant Shares and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

      12. REORGANIZATION, ETC.

     In case, at any time during the exercise period, of any capital reorganization, of any reclassification of the stock of the company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the company with or into another corporation (other than a consolidation or merger in which the company is the continuing operation and which does not result in any change in the common stock) or of the sale of all or substantially all the properties and assets of the company as an entirety to any other corporation, this warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the company or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold to which such holder would have been entitled if he had held the common stock issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale. In any such reorganization or other action or transaction described above, appropriate provision shall be made with respect to the rights and interests of the holder of this warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the warrant price and of the number of shares purchasable and receivable upon the exercise of this warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation or entity (if other than the company) resulting from such transaction or the corporation or entity purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

      13. AMENDMENTS.

     This warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

      14. GOVERNING LAW.

     This warrant shall be governed by the laws of the state of nevada as applied to agreements entered into in the state of nevada by and among residents of the state of nevada.

      15. MISCELLANEOUS.

      (a) In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party may collect the cost of attorney's fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party's rights hereunder.

      (b) The rights to cause the Company to register securities granted to a Holder by the Company under Section 10 may be transferred or assigned by Holder only to a transferee or assignee of not less than one hundred thousand (100,000) Warrant Shares, provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this Warrant.

      (c) This Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday or United States federally recognized holiday, this expiration date for this Warrant shall be extended to 5:00 p.m. Pacific standard time on the business day following such Saturday, Sunday or recognized holiday.

      (d) AOL agrees not to publicly sell, make any short sale of, loan, grant any option for the purchase of, sell any uncovered calls of, or otherwise dispose of any securities of the Company without the prior written consent of the Company at any time before August 1, 2001; provided, however, that AOL may at any time enter into derivative hedging transactions (including "cashless collars") which cover the securities of the Company, other than short sales or uncovered calls of the securities of the Company, entered into for the purpose of protecting the value of the Warrant Shares from and against declines in the value of the Company's Common Stock. AOL shall consider in good faith any objection of the Company with respect to any transaction which could be effected by AOL in accordance with the foregoing, and if in AOL's reasonable determination, AOL is able to protect the value of the Warrant Shares by means of a different type of transaction acceptable to the Company, AOL shall effect such alternative transaction; provided, however, that AOL shall not be required to amend, revoke or rescind any hedging transactions entered into in accordance with the foregoing sentence

      IN WITNESS WHEREOF, PURCHASEPRO.COM, INC. has caused this Warrant to be executed by its officers thereunto duly authorized.

      Dated: November 18, 2000.

                                    "Holder:"

                                    America Online, Inc.


                                    By
                                      ---------------------------------------
                                    Its
                                      ---------------------------------------


                                    "Company:"

                                    PurchasePro.com, Inc.


                                    By
                                       --------------------------------------
                                       Charles E. Johnson, Jr.
                                       Chairman and Chief Executive Officer

                               NOTICE OF EXERCISE


To: PURCHASEPRO.COM, INC.

      (1) The undersigned hereby elects to purchase shares of common stock of PURCHASEPRO.COM, INC., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

      (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

      (3) Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:


                                           ---------------------------------
                                                         (Name)

                                           ---------------------------------
                                                         (Name)

      (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                           ---------------------------------
                                                         (Name)

---------------------------------          ---------------------------------
             (Date)                                      (Name)

                            NET ISSUE ELECTION NOTICE

To:  PURCHASEPRO.COM, INC.                                   Date:  __________

      The undersigned hereby elects pursuant to the net issue provisions of
Section 3(b) to surrender the right to purchase _______ shares of Common Stock pursuant to this Warrant.

      (1) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

      (2) Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:


                                           ---------------------------------
                                                         (Name)

                                           ---------------------------------
                                                         (Name)

      (3) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:



                                           ---------------------------------
                                                         (Name)

---------------------------------          ---------------------------------
             (Date)                                   (Signature)



                                    Address:
                                            --------------------------------
                                            --------------------------------

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of common stock set forth below:

     Name of Assignee                     Address                 No. of Shares
     ----------------                     -------                 -------------

and does hereby irrevocably constitute and appoint Attorney to make such transfer on the books of PURCHASEPRO.COM, INC., maintained for the purpose, with full power of substitution in the premises.

      The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

      Dated:  __________, ____


                                           ---------------------------------
                                                 Signature of Holder